Exhibit 10.2B
Tax Allocation Agreement
Examples of Calculations Pursuant to Sections 5.6 (c), (d), (f), and (g).
(all amounts in $000)
Example 1
Facts:
1.	As a result of a Redetermination (“First Redetermination”) for the REI Consolidated Group Consolidated Return for the year 1999 (a Pre-Distribution Period), a Temporary Tax Adjustment (“First Temporary Tax Adjustment”) with a negative value arises from an increase of $22,857 to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 1999. The First Temporary Tax Adjustment is not an RES Temporary Tax Adjustment. The First Redetermination is the first Redetermination that has occurred since the effective date of the Tax Allocation Agreement, and the only Temporary Tax Adjustment resulting from the First Redetermination is the First Temporary Tax Adjustment.

2.	As a result of a Redetermination (“Second Redetermination”) for the REI Consolidated Group Consolidated Return for the year 2000 (a Pre-Distribution Period), a Temporary Tax Adjustment (“Second Temporary Tax Adjustment”) with a positive value arises from a decrease of $142,857 to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 2000. The Second Temporary Tax Adjustment is not an RES Temporary Tax Adjustment. No Redetermination with respect to an REI Consolidated Group Consolidated Return occurred after the First Redetermination and before the Second Redetermination. The only Temporary Tax Adjustment resulting from the Second Redetermination is the Second Temporary Tax Adjustment.
Calculations for First Redetermination:
Step 1: calculate value of First Temporary Tax Adjustment pursuant to Section 5.6(c):

First Redetermination increase to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 1999	($22,857)

Highest Federal Income Tax Rate applicable to corporations in effect during the Pre-Distribution Period to which the Redetermination that produced such First Temporary Tax Adjustment relates.	35%

Value of First Temporary Tax Adjustment	($8,000)

1

Step 2: determine Temporary Tax Adjustment Balance pursuant to Section 5.6(d):

The cumulative value of the Temporary Tax Adjustments that have occurred prior to the First Redetermination pursuant to Section 5.6(c)	$0

Value of First Temporary Tax Adjustment pursuant to Section 5.6(c) (First Redetermination, Step 1)	($8,000)

Temporary Tax Adjustment Balance pursuant to Section 5.6(d)	($8,000)

Step 3: calculate Temporary Tax Adjustment Payment Balance pursuant to Section 5.6(f):

The cumulative value of the Temporary Tax Adjustment Payments that have occurred prior to the First Redetermination pursuant to 5.6(f)(i)	$0

First Redetermination — Temporary Tax Adjustment Payment from REI to Unregco (First Redetermination, Step 4)	($7,000)

Temporary Tax Adjustment Payment Balance (post First Redetermination)	($7,000)

Step 4: calculate Temporary Tax Adjustment Payment pursuant to Section 5.6(g):

Temporary Tax Adjustment Payment Balance immediately before First Redetermination	$0

Temporary Tax Adjustment Balance (First Redetermination, Step 2)	($8,000)

Amount by which Temporary Tax Adjustment Balance is less than (-$1,000), represented as a negative amount	($7,000)

Temporary Tax Adjustment Payment from REI to Unregco	($7,000)

2

Calculations for Second Redetermination:
Step 1: calculate value of Second Temporary Tax Adjustment pursuant to Section 5.6(c):

Second Redetermination decrease to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 2000	$142,857

Highest Federal Income Tax Rate applicable to corporations in effect during the Pre-Distribution Period to which the Redetermination that produced such Temporary Tax Adjustment relates.	35%

Value of Second Temporary Tax Adjustment	$50,000

Step 2: determine Temporary Tax Adjustment Balance pursuant to Section 5.6(d):

The cumulative value of the Temporary Tax Adjustments that have occurred prior to the Second Redetermination pursuant to Section 5.6(c) (First Redetermination, Step 2)	($8,000)

Value of Second Temporary Tax Adjustment pursuant to Section 5.6(c) (Second Redetermination, Step 1)	$50,000

Temporary Tax Adjustment Balance pursuant to Section 5.6(d)	$42,000

Step 3: calculate Temporary Tax Adjustment Payment Balance pursuant to Section 5.6(f):

Temporary Tax Adjustment Payment Balance (First Redetermination, Step 3)	($7,000)

Temporary Tax Adjustment Payment (Second Redetermination, Step 4)	$34,000

Temporary Tax Adjustment Payment Balance (post Second Redetermination)	$27,000

3

Step 4: calculate Temporary Tax Adjustment Payment pursuant to Section 5.6(g):

Temporary Tax Adjustment Balance (Second Redetermination, Step 2)	$42,000

Temporary Tax Adjustment Payment Balance (First Redetermination, Step 3)	($7,000)

Amount by which Temporary Tax Adjustment Balance is greater than
$15,000	$27,000

Temporary Tax Adjustment Payment from Unregco to REI	$34,000

4

Tax Allocation Agreement
Examples of Calculations Pursuant to Sections 5.6 (c), (d), (f), and (g).
(all amounts in $000)
Example 2
Facts:
1.	As a result of a Redetermination (“First Redetermination”) for the REI Consolidated Group Consolidated Return for the year 1999 (a Pre-Distribution Period), a Temporary Tax Adjustment (“First Temporary Tax Adjustment”) with a negative value arises from an increase of $22,857 to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 1999. The First Temporary Tax Adjustment is not an RES Temporary Tax Adjustment. The First Redetermination is the first Redetermination that has occurred since the effective date of the Tax Allocation Agreement, and the only Temporary Tax Adjustment resulting from the First Redetermination is the First Temporary Tax Adjustment.

2.	As a result of a Redetermination (“Second Redetermination”) for the REI Consolidated Group Consolidated Return for the year 2000 (a Pre-Distribution Period), a Temporary Tax Adjustment (“Second Temporary Tax Adjustment”) with a positive value arises from a decrease of $14,286 to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 2000. The Second Temporary Tax Adjustment is not an RES Temporary Tax Adjustment. No Redetermination with respect to an REI Consolidated Group Consolidated Return occurred after the First Redetermination and before the Second Redetermination. The only Temporary Tax Adjustment resulting from the Second Redetermination is the Second Temporary Tax Adjustment.
Calculations for First Redetermination:
Step 1: calculate value of First Temporary Tax Adjustment pursuant to Section 5.6(c):

First Redetermination increase to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 1999	($22,857)

Highest Federal Income Tax Rate applicable to corporations in effect during the Pre-Distribution Period to which the Redetermination that produced such First Temporary Tax Adjustment relates.	35%

Value of First Temporary Tax Adjustment	($8,000)

1

Step 2: determine Temporary Tax Adjustment Balance pursuant to Section 5.6(d):

The cumulative value of the Temporary Tax Adjustments that have occurred prior to the First Redetermination pursuant to Section 5.6(c)	$0

Value of First Temporary Tax Adjustment pursuant to Section 5.6(c) (First Redetermination, Step 1)	($8,000)

Temporary Tax Adjustment Balance pursuant to Section 5.6(d)	($8,000)

Step 3: calculate Temporary Tax Adjustment Payment Balance pursuant to Section 5.6(f):

The cumulative value of the Temporary Tax Adjustment Payments that have occurred prior to the First Redetermination pursuant to 5.6(f)(i)	$0

First Redetermination — Temporary Tax Adjustment Payment from REI to Unregco (First Redetermination, Step 4)	($7,000)

Temporary Tax Adjustment Payment Balance (post First Redetermination)	($7,000)

Step 4: calculate Temporary Tax Adjustment Payment pursuant to Section 5.6(g):

Temporary Tax Adjustment Payment Balance immediately before First Redetermination	$0

Temporary Tax Adjustment Balance (First Redetermination, Step 2)	($8,000)

Amount by which Temporary Tax Adjustment Balance is less than (-$1,000), represented as a negative amount	($7,000)

Temporary Tax Adjustment Payment from REI to Unregco	($7,000)

2

Calculations for Second Redetermination:
Step 1: calculate value of Second Temporary Tax Adjustment pursuant to Section 5.6(c):

Second Redetermination decrease to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 2000	$14,286

Highest Federal Income Tax Rate applicable to corporations in effect during the Pre-Distribution Period to which the Redetermination that produced such Second Temporary Tax Adjustment relates.	35%

Value of Second Temporary Tax Adjustment	$5,000

Step 2: determine Temporary Tax Adjustment Balance pursuant to Section 5.6(d):

The cumulative value of the Temporary Tax Adjustments that have occurred prior to the Second Redetermination pursuant to Section 5.6(c) (First Redetermination, Step 2)	($8,000)

Value of Second Temporary Tax Adjustment pursuant to Section 5.6(c) (Second Redetermination, Step 1)	$5,000

Temporary Tax Adjustment Balance pursuant to Section 5.6(d)	($3,000)

Step 3: calculate Temporary Tax Adjustment Payment Balance pursuant to Section 5.6(f):

Temporary Tax Adjustment Payment Balance (First Redetermination, Step 3)	($7,000)

Temporary Tax Adjustment Payment (Second Redetermination, Step 4)	$5,000

Temporary Tax Adjustment Payment Balance (post Second Redetermination)	($2,000)

3

Step 4: calculate Temporary Tax Adjustment Payment pursuant to Section 5.6(g):

Temporary Tax Adjustment Balance (Second Redetermination, Step 2)	($3,000)

Temporary Tax Adjustment Payment Balance (First Redetermination, Step 3)	($7,000)

Amount by which Temporary Tax Adjustment Balance is less than ($1,000), represented as a negative amount	($2,000)

Temporary Tax Adjustment Payment from Unregco to REI	$5,000

4

Tax Allocation Agreement
Examples of Calculations Pursuant to Sections 5.6 (c), (d), (f), and (g).
(all amounts in $000)
Example 3
Facts:
1.	As a result of a Redetermination (“First Redetermination”) for the REI Consolidated Group Consolidated Return for the year 1999 (a Pre-Distribution Period), a Temporary Tax Adjustment (“First Temporary Tax Adjustment”) with a positive value arises from a decrease of $142,857 to items of expense from the amount reported on the REI Consolidated Group Consolidated Returns for the year 1999. The First Temporary Tax Adjustment is not an RES Temporary Tax Adjustment. The First Redetermination is the first Redetermination that has occurred since the effective date of the Tax Allocation Agreement, and the only Temporary Tax Adjustment resulting from the First Redetermination is the First Temporary Tax Adjustment.

2.	As a result of a Redetermination (“Second Redetermination”) for the REI Consolidated Group Consolidated Returns for the year 2000 (a Pre-Distribution Period), a Temporary Tax Adjustment (“Second Temporary Tax Adjustment”) with a negative value arises from an increase of $22,857 to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 2000. The Second Temporary Tax Adjustment is not an RES Temporary Tax Adjustment. No Redetermination with respect to an REI Consolidated Group Consolidated Return occurred after the First Redetermination and before the Second Redetermination. The only Temporary Tax Adjustment resulting from the Second Redetermination is the Second Temporary Tax Adjustment.
Calculations for First Redetermination:
Step 1: calculate value of First Temporary Tax Adjustment pursuant to Section 5.6(c):

First Redetermination decrease to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 1999	$142,857

Highest Federal Income Tax Rate applicable to corporations in effect during the Pre-Distribution Period to which the Redetermination that produced such First Temporary Tax Adjustment relates.	35%

Value of First Temporary Tax Adjustment	$50,000

Step 2: determine Temporary Tax Adjustment Balance pursuant to Section 5.6(d):

The cumulative value of the Temporary Tax Adjustments that have occurred prior to the First Redetermination pursuant to Section 5.6(c)	$0

Value of First Temporary Tax Adjustment pursuant to Section 5.6(c) (First Redetermination, Step 1)	$50,000

Temporary Tax Adjustment Balance pursuant to Section 5.6(d)	$50,000

Step 3: calculate Temporary Tax Adjustment Payment Balance pursuant to Section 5.6(f):

The cumulative value of the Temporary Tax Adjustment Payments that have occurred prior to the First Redetermination pursuant to 5.6(f)(i)	$0

First Redetermination — Temporary Tax Adjustment Payment from Unregco to REI (First Redetermination, Step 4)	$35,000

Temporary Tax Adjustment Payment Balance (post First Redetermination)	$35,000

Step 4: calculate Temporary Tax Adjustment Payment pursuant to Section 5.6(g):

Temporary Tax Adjustment Balance immediately before First Redetermination	$0

Temporary Tax Adjustment Balance (First Redetermination, Step 2)	$50,000

Amount by which Temporary Tax Adjustment Balance is greater than $15,000	$35,000

Temporary Tax Adjustment Payment from Unregco to REI	$35,000

Calculations for Second Redetermination:
Step 1: calculate value of Second Temporary Tax Adjustment pursuant to Section 5.6(c):

Second Redetermination increase to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 2000	($22,857)

Highest Federal Income Tax Rate applicable to corporations in effect during the Pre-Distribution Period to which the Redetermination that produced such Second Temporary Tax Adjustment relates.	35%

Value of SecondTemporary Tax Adjustment	($8,000)

Step 2: determine Temporary Tax Adjustment Balance pursuant to Section 5.6(d):

The cumulative value of the Temporary Tax Adjustments that have occurred prior to the Second Redetermination pursuant to Section 5.6(c) (First Redetermination, Step 2)	$50,000

Value of Second Temporary Tax Adjustment pursuant to Section 5.6(c) (Second Redetermination, Step 1)	($8,000)

Temporary Tax Adjustment Balance pursuant to Section 5.6(d)	$42,000

Step 3: calculate Temporary Tax Adjustment Payment Balance pursuant to Section 5.6(f):

Temporary Tax Adjustment Payment Balance (First Redetermination, Step 3)	$35,000

Temporary Tax Adjustment Payment (Second Redetermination, Step 4)	($8,000)

Temporary Tax Adjustment Payment Balance (post Second Redetermination)	$27,000

Step 4: calculate Temporary Tax Adjustment Payment pursuant to Section 5.6(g)(i), (ii), or (iii):

Temporary Tax Adjustment Balance (Second Redetermination, Step 2)	$42,000

Temporary Tax Adjustment Payment Balance (First Redetermination, Step 3)	$35,000

Amount by which Temporary Tax Adjustment Balance is greater than $15,000	$27,000

Temporary Tax Adjustment Payment from REI to Unregco	($8,000)

Tax Allocation Agreement
Examples of Calculations Pursuant to Sections 5.6 (c), (d), (f), and (g).
(all amounts in $000)
Example 4
Facts:
1.	As a result of a Redetermination (“First Redetermination”) for the REI Consolidated Group Consolidated Return for the year 1999 (a Pre-Distribution Period), a Temporary Tax Adjustment (“First Temporary Tax Adjustment”) with a negative value arises from an increase of $22,857 to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 1999. The First Temporary Tax Adjustment is not an RES Temporary Tax Adjustment. The First Redetermination is the first Redetermination that has occurred since the effective date of the Tax Allocation Agreement, and the only Temporary Tax Adjustment resulting from the First Redetermination is the First Temporary Tax Adjustment.

2.	As a result of a Redetermination (“Second Redetermination”) for the REI Consolidated Group Consolidated Return for the year 2000 (a Pre-Distribution Period), a Temporary Tax Adjustment (“Second Temporary Tax Adjustment”) with a positive value arises from a decrease of $28,571 to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 2000. The Second Temporary Tax Adjustment is not an RES Temporary Tax Adjustment. No Redetermination with respect to an REI Consolidated Group Consolidated Return occurred after the First Redetermination and before the Second Redetermination. The only Temporary Tax Adjustment resulting from the Second Redetermination is the Second Temporary Tax Adjustment.
Calculations for First Redetermination:
Step 1: calculate value of First Temporary Tax Adjustment pursuant to Section 5.6(c):

First Redetermination increase to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 1999	($22,857)

Highest Federal Income Tax Rate applicable to corporations in effect during the Pre-Distribution Period to which the Redetermination that produced such First Temporary Tax Adjustment relates.	35%

Value of First Temporary Tax Adjustment	($8,000)

1

Step 2: determine Temporary Tax Adjustment Balance pursuant to Section 5.6(d):

The cumulative value of the Temporary Tax Adjustments that have occurred prior to the First Redetermination pursuant to Section 5.6(c)	$0

Value of First Temporary Tax Adjustment pursuant to Section 5.6(c) (First Redetermination, Step 1)	($8,000)

Temporary Tax Adjustment Balance pursuant to Section 5.6(d)	($8,000)

Step 3: calculate Temporary Tax Adjustment Payment Balance pursuant to Section 5.6(f):

The cumulative value of the Temporary Tax Adjustment Payments that have occurred prior to the First Redetermination pursuant to 5.6(f)(i)	$0

First Redetermination — Temporary Tax Adjustment Payment from REI to Unregco (First Redetermination, Step 4)	($7,000)

Temporary Tax Adjustment Payment Balance (post First Redetermination	($7,000)

Step 4: calculate Temporary Tax Adjustment Payment pursuant to Section 5.6(g):

Temporary Tax Adjustment Payment Balance immediately before First Redetermination	$0

Temporary Tax Adjustment Balance (First Redetermination, Step 2)	($8,000)

Amount by which Temporary Tax Adjustment Balance is less than (-$1,000), represented as a negative amount	($7,000)

Temporary Tax Adjustment Payment from REI to Unregco	($7,000)

2

Calculations for Second Redetermination:
Step 1: calculate value of Second Temporary Tax Adjustment pursuant to Section 5.6(c):

Second Redetermination decrease to items of expense from the amount reported on the REI Consolidated Group Consolidated Return for the year 2000	$28,571

Highest Federal Income Tax Rate applicable to corporations in effect during the Pre-Distribution Period to which the Redetermination that produced such Temporary Tax Adjustment relates.	35%

Value of Second Temporary Tax Adjustment	$10,000

Step 2: determine Temporary Tax Adjustment Balance pursuant to Section 5.6(d):

The cumulative value of the Temporary Tax Adjustments that have occurred prior to the Second Redetermination pursuant to Section 5.6(c) (First Redetermination, Step 2)	($8,000)

Value of Second Temporary Tax Adjustment pursuant to Section 5.6(c) (Second Redetermination, Step 1)	$10,000

Temporary Tax Adjustment Balance pursuant to Section 5.6(d)	$2,000

Step 3: calculate Temporary Tax Adjustment Payment Balance pursuant to Section 5.6(f):

Temporary Tax Adjustment Payment Balance (First Redetermination, Step 3)	($7,000)

Temporary Tax Adjustment Payment (Second Redetermination, Step 4)	$7,000

Temporary Tax Adjustment Payment Balance (post Second Redetermination)	$0

3

Step 4: calculate Temporary Tax Adjustment Payment pursuant to Section 5.6(g):

Temporary Tax Adjustment Balance (Second Redetermination, Step 2)	$2,000

Temporary Tax Adjustment Payment Balance (First Redetermination, Step 3)	($7,000)

Needed value for Temporary Tax Adjustment Balance pursuant to Section 5.6(g)(ii)	$0

Temporary Tax Adjustment Payment from Unregco to REI	$7,000

4